NATIONWIDE MUTUAL FUNDS
Nationwide U.S. Small Cap Value Fund

Supplement dated August 13, 2015
to the Summary Prospectus dated May 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the information under the section entitled “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Joseph H. Chi, CFA	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President	Since 2012
Jed S. Fogdall	Co-Head of Portfolio Management, Senior Portfolio Manager and Vice President	Since 2012
Henry F. Gray	Head of Global Equity Trading and Vice President	Since 2012
Joel Schneider	Senior Portfolio Manager and Vice President	Since 2015

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE